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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                October 17, 2006
                Date of Report (Date of Earliest Event Reported)

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                                   Yahoo! Inc.
             (Exact name of Registrant as specified in its charter)

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Delaware                        0-28018                      77-0398689
(State or other Jurisdiction    (Commission File No.)        (IRS Employer
of  Incorporation)                                           Identification No.)

                                 701 First Ave.
                           Sunnyvale, California 94089
          (Address of principal executive offices, including zip code)

                                 (408) 349-3300
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Item 2.02  Results of Operations and Financial Condition

         The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

         On October 17, 2006, Yahoo! Inc., a Delaware corporation ("Yahoo!") announced its financial results for the third quarter ended September 30, 2006 and certain other information. A copy of Yahoo!'s press release announcing these financial results and certain other information is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure

     On October 17, 2006, Yahoo! announced that its Board of Directors has approved a stock repurchase program, effective October 12, 2006. Under the program, Yahoo! is authorized to repurchase up to $3 billion of its outstanding shares of common stock from time to time over the next five years, depending on market conditions, share price and other factors. The repurchase may be made on the open market, in block trades or otherwise and may include derivative transactions.

Item 9.01 Financial Statements and Exhibits

         (d) Exhibits.

             The following exhibit is furnished with this report on Form 8-K:


             99.1    Yahoo! Inc. Press Release dated October 17, 2006.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        YAHOO! INC.

                                        By:/s/ Susan Decker
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                                             Susan Decker
                                             Executive Vice President, Finance
                                             and Administration, and Chief
                                             Financial Officer (Principal
                                             Financial Officer)

Date: October 17, 2006




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                                   YAHOO! INC.

                                INDEX TO EXHIBITS



Exhibit Number          Description
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    99.1                Yahoo! Inc. Press Release dated October 17, 2006



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EXHIBIT NUMBER DESCRIPTION ------- 99.1 Press Release dated October 17, 2006









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